PARTIAL ASSIGNMENT AND ASSUMPTION
OF
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

(Shreveport)

THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Assignment”) is entered into as of this 10th day of January, 2012 (the “Effective Date”), by and between G&E HC REIT II SOUTHEASTERN SNF PORTFOLIO, LLC, a Delaware limited liability company (“Assignor”) and G&E HC REIT II SHREVEPORT SNF, LLC, a Delaware limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Wellington Healthcare Services, L.P. and the various selling parties identified on Exhibit A hereto (collectively, “Sellers”) and Assignor entered into an Purchase and Sale Agreement and Escrow Instructions dated as of September 29, 2011 (the “Purchase Agreement”), pursuant to which Sellers agreed to sell, and Assignor agreed to purchase (subject to the terms and conditions contained therein), certain real property located at 1736 Irving Place, Shreveport, Louisiana (the “Shreveport Property”), in addition to certain other parcels of property as more particularly discussed in the Purchase Agreement;

WHEREAS, Assignor desires to assign, transfer, and convey to Assignee all of Assignor’s right, title, and interest in and to the Purchase Agreement as same relate to the purchase of the Shreveport Property;

WHEREAS, Assignee desires to accept said assignment and to assume Assignor’s rights and obligations under the Purchase Agreement as same relate to the purchase of the Shreveport Property, upon the terms and conditions hereinafter set forth; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement related to the purchase of the Shreveport Property. Assignor acknowledges and agrees that, notwithstanding the terms of this Assignment, Assignor shall remain liable to Sellers for any of the obligations under the Purchase Agreement relating to the Shreveport Property.

2.	Assumption. Assignee hereby accepts the foregoing assignment and, effective as of the Effective Date, assumes and agrees to perform and be bound by all of the terms, covenants, and conditions prospectively to be observed or performed by “Purchaser” under or pursuant to the Purchase Agreement as related to the purchase of the Shreveport Property.

3.	Binding Effect. This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature page follows.]

WHEREOF, the parties, individually or by their respective duly-authorized officers, have caused this Assignment to be executed in counterparts, each of which shall be deemed to be an original document, on the date first above written.

ASSIGNOR:

G&E HC REIT II SOUTHEASTERN SNF PORTFOLIO, LLC, a Delaware limited liability company By: /s/ Danny Prosky

Name: Danny Prosky Title: Authorized Signatory
ASSIGNEE:

G&E HC REIT II SHREVEPORT SNF, LLC, a Delaware limited liability company By: /s/ Danny Prosky

Name: Danny Prosky Title: Authorized Signatory

Exhibit A

Sellers

FACILITY NAME	OWNER SELLER	OPERATOR SELLER
Rockdale Healthcare Center (GA)	Falligant Avenue Associates, L.P.	LTC Consulting, L.P.

Sea Breeze Health Care Center (AL)	Ivan Associates, L.P.	Congress Street Partners, L.P.

New London Health Center (GA)	McGee Road Associates, L.P.	England Associates, L.P.

Nurse Care of Buckhead (GA)	Powder Springs Road Associates, L.P.	Pharr Court Associates, L.P.

Nurse Care of Shreveport (LA)	Red River Associates, L.P.	Irving Place Associates, L.P.

Bell Minor Home (GA)	San Alejandro Associates, L.P.	Hamilton Mill Associates, L.P.

Westminster Commons (GA)	San Carlos Associates, L.P.	Facility Investments, L.P.

Parkway Health and Rehabilitation Center (TN)	Tennessee Property Associates, L.P.	South Parkway Associates, L.P.

Millington Healthcare Center (TN)	West Point Road Associates, L.P.	Wellington Healthcare Properties, L.P.

Riverside Health Care Center (GA)	West Street Associates, L.P.	Riverside Healthcare, L.P.